Exhibit 99.1

Generation Asia I Acquisition Limited Announces

Liquidation and Redemption of Class A Public Ordinary Shares

New York and Singapore – October 23, 2024 – Generation Asia I Acquisition Limited (Nasdaq: GAQ) (“Generation Asia”), a publicly traded special purpose acquisition company, announced today that because Generation Asia does not believe that it will be able to consummate a business combination within the remaining time available to it under its amended and restated memorandum and articles of incorporation, as amended, Generation Asia will now commence the process of dissolving and liquidating its assets. Additionally, Generation Asia’s sponsor has indicated that it does not intend to deposit the current and future necessary monthly funds to Generation Asia’s trust account to extend month-by-month the time to consummate a business combination pursuant to the previously obtained extension of time to consummate such a business combination. In accordance with Generation Asia’s amended and restated memorandum and articles of incorporation, as amended, Generation Asia will redeem all of its outstanding public Class A ordinary shares that were issued to the public in its initial public offering. Generation Asia’s warrants and units will expire worthless.

For more information, please refer to the current report on Form 8-K filed by Generation Asia with the Securities and Exchange Commission on October 23, 2024.

About Generation Asia I Acquisition Limited

The Company is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “business combination”). While the Company may pursue a business combination with a company in any industry, sector or geographic region (excluding Mainland China subject to certain exceptions), the Company intends to focus its search on a target that is at least partially owned by a financial sponsor(s) with operations or prospective operations in the technology, media & telecommunications, business services, or consumer sectors across Asia, in particular North Asia and Southeast Asia.

Forward-Looking Statements

Certain statements included in this communication that are not historical facts are forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect, “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward‑looking statements include, but are not limited to, statements about the liquidation and dissolution of Generation Asia. These statements are based on information available to Generation Asia as of the date hereof and Generation Asia is under no duty to update any of the forward‑looking statements after the date hereof. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the management of Generation Asia as of the date hereof and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and should not be relied on by an investor or others as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Generation Asia. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, those set forth in the Risk Factors section of Generation Asia’s registration statement for the initial public offering filed with the Securities and Exchange Commission. If any of these risks materialize or Generation Asia’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. These forward-looking statements should not be relied upon as a representation of Generation Asia’s assessments as of any

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date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts

Katherine Chan
Telephone: +852 2131 8900
Email: kchan@gen-mgmt.com

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